Exhibit 10.16

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                            SIXTH AMENDMENT AGREEMENT
                            -------------------------

          SIXTH AMENDMENT AGREEMENT (this "Agreement") dated as of December 31, 1996 by and among (1) Xomed Surgical Products, Inc. ("Holdings"), (2) Merocel Corporation ("Merocel"), (3) Xomed, Inc. ("Xomed"), (4) Xomed-Treace, P.R. Inc. ("Xomed P.R."), (5) Trebay Medical Corporation ("Trebay" and, together with Holdings, Merocel, Xomed and Xomed P.R., collectively, the "Borrowers" and each singularly , a "Borrower") and (5) Bank of Boston Connecticut ("BKBCT") and certain other financial institutions which may become a party to the Credit Agreement (collectively, the "Banks" and individually, a "Bank"), and (6) BKBCT as agent (the "Agent") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 by and among the Borrowers, the Banks and the Agent, as amended by a certain First Amendment Agreement dated June 24, 1994, an Amendment and Waiver Agreement dated as of March 31, 1995, a Second Amendment and Waiver Agreement dated as of July 3, 1995, a Third Amendment and Waiver Agreement dated as of April 15, 1996, a Joinder Agreement dated as of April 16, 1996, a Fourth Amendment and Waiver Agreement dated as of June 7, 1996 and a Fifth Amendment and Waiver Agreement dated as of September 3, 1996 (as amended from time to time, collectively, the "Credit Agreement").


                              W I T N E S S E T H:


          WHEREAS, the Borrowers have requested that the Banks and the Agent amend certain terms and conditions of the Credit Agreement; and

          WHEREAS, the Agent and the Banks are willing to amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


           Section 1. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

           Section 2. Ratification of Existing Agreements. All of the Borrowers' obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

           Section 3. Representations and Warranties. All of the representations and warranties made by the Borrowers in the Credit Agreement, the Revolving Credit Notes and the other Loan Documents (other than Section7.1(d) and Section7.12(a) with respect to Borrowers' 1995




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tax returns) are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.


           Section 4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

          (a) Representations and Warranties. All of the representations and warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in
 Section 3 hereof.

          (b) Performance; No Event of Default. The Borrowers shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.


          (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection therewith shall have been duly and effectively taken.


          (d) Delivery. The parties hereto shall have executed and delivered this Agreement. In addition, the Borrowers shall have executed and delivered such further instruments, and take such further action as the Agent and the Banks may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.


          (e) MFC Agreements. The Borrowers shall have caused Merocel Funding Corporation ("MFC") to execute and deliver to the Banks and the Agent a written agreement and acknowledgment, in form and substance satisfactory to the Banks and the Agent, regarding the terms and conditions of this Agreement and each of the other Loan Documents and MFC's status and obligations as a Borrower hereunder and under the other Loan Documents.

                    (f) Amendments to Loan Documents. The Borrowers (including, without limitation, MFC) shall have executed and delivered to the Agent a Second Amended and Restated Security Agreement and a Third Amended and Restated Revolving Credit Note, each in form and substance satisfactory to the Agent and the Banks. In addition, pursuant to pledge, assignment and security agreements, each in form and substance satisfactory to the Banks and the Agent, the Borrowers shall have caused MFC to grant to the Agent on behalf of the Banks a valid and perfected first (subject only to Permitted Liens) security interest in all of its properties and assets. The Borrowers acknowledge and agree that all of such security and pledge




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agreements  shall be included in the definition of Security  Documents under the
Credit Agreement.


                    (g) Amendment to Merocel Stock Pledge Agreement. Merocel shall have executed and delivered an amendment to the Merocel Stock Pledge Agreement to evidence the Merocel's pledge of all of the MFC Common Stock to the Agent, for the benefit of the Banks, such amendment to be in form and substance satisfactory to the Banks and the Agent.


                    (h) Fees and Expenses. The Borrowers shall have paid to the Agent and Banks all fees and expenses incurred by the Agent and Banks in connection with this Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.


                    (i) Assignments. Each of Bank of Scotland, The Chase Manhattan Bank and Internationale Nederlanden (U.S.) Capital Corporation shall have assigned all of their right, title and interest under the Credit Agreement and the other Loan Documents pursuant to Assignment and Acceptances executed and delivered by each of Bank of Scotland, The Chase Manhattan Bank and Internationale Nederlanden (U.S.) Capital Corporation to Bank of Boston Connecticut. In addition, each of Bank of Scotland, The Chase Manhattan Bank and Internationale Nederlanden (U.S.) Capital Corporation shall have (i) returned to the Agent their respective Amended and Restated Revolving Credit Notes marked "canceled" and (ii) received payment from Bank of Boston Connecticut of all amounts due and payable to each of them under the Credit Agreement as of the date hereof in connection with the assignments.


            Section 5.   Amendments to the Credit Agreement.

                  (a) Amendment to Preamble. The Preamble to the Credit Agreement is hereby amended in its entirety:

                           "This CREDIT  AGREEMENT is made as of the 15th day of
                  April, 1994, by and among MEROCEL CORPORATION ("Merocel"), XOMED INC. (formerly known as Xomed-Treace, Inc.) ("Xomed"), XOMED-TREACE, P.R., INC. ("Xomed P.R."), TREBAY MEDICAL CORPORATION ("Trebay"), XOMED SURGICAL PRODUCTS, INC. (formerly known as Merocel/Xomed Holdings, Inc.) ("Holdings") and MEROCEL FUNDING CORPORATION ("MFC" and, together with Merocel, Xomed, P.R., Xomed, Trebay and Holdings, the "Borrowers" and each, singularly, a "Borrower"), each a Delaware corporation and BANK OF BOSTON CONNECTICUT and the other lending institutions listed on Schedule 1 attached hereto (collectively, the "Banks") and BANK OF BOSTON CONNECTICUT as agent for itself and the other Banks (in such capacity, the "Agent") as amended by a certain First Amendment Agreement dated June 24, 1994, an Amendment and Waiver Agreement dated as of March 31, 1995, a Second Amendment and Waiver Agreement dated as of July 3, 1995, a Third Amendment and Waiver Agreement dated as of April 15,





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                   1996,  a Joinder  Agreement  dated as of April 16,  1996,  a
                   Fourth Amendment and Waiver Agreement dated as of June 7, 1996, a Fifth Amendment and Waiver Agreement dated as of September 3, 1996 and a Sixth Amendment Agreement dated as of December 31, 1996 (as amended from time to time, collectively, the "Credit Agreement")."


                   (b)   Amendment  to  Schedule  1.  Schedule  1 of the  Credit
 Agreement   is   hereby   amended   as   of   the   date   hereof   to read as
 follows:

                                   "Schedule 1

                              Lending Institutions
                                                            COMMITMENT
 BANKS                            COMMITMENT                PERCENTAGE
 Bank of Boston Connecticut       $14,000,000.00            100.00%"
 81 West Main Street
 Waterbury, Connecticut



          (c) Amendment to Schedule 2 of the Credit Agreement. The following new definitions are hereby added to Schedule 2 of the Credit Agreement:

                    "Receivable Servicing Agreement. That certain Receivables Servicing Agreement by and between Xomed and MFC dated December 31, 1996."

                    "MFC. See the Preamble hereto."


          (d) Amendment to Schedule 2 of the Credit Agreement. The definition of "Consolidated Financial Obligations" appearing on Page 4 of Schedule 2 is hereby amended by adding the following at the end of such definition.

                    "The Indebtedness permitted under ss.9.1(k) shall not be included when calculating Consolidated Financial Obligations under ss.10.1 of the Credit Agreement."


          (e) Amendments to Section 6 of the Credit Agreement. Section 6 of the Credit Agreement is hereby amended by adding the phrase "(other than Holdings)" after the word "Borrower" appearing in the fourth line of such section.


          (f) Amendment to Section 7.1(d) and Schedule 7.1(d) of the Credit Agreement. Section 7.1(d) and Schedule 7.1(d) of the Credit Agreement are each hereby amended in their entirety to read as follows:

                    "Intentionally Omitted."


          (g) Amendment to Schedule 7.2 of the Credit Agreement. Schedule 7.2 of the Credit Agreement is hereby deleted in its entirety and Schedule 7.2 attached hereto is hereby substituted therefor.





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          (h) Amendment to Section 9.1 of the Credit  Agreement.  Section 9.1 of
the Credit  Agreement is hereby  amended by adding the following new  subsection
(k) thereto:

                    "(k) unsecured Indebtedness owing by MFC to Xomed; provided, however, that any such Indebtedness shall be evidenced by an intercompany note which shall be pledged to the Agent pursuant to arrangements in form and substance satisfactory to the Agent."


          (i) Amendment to Section 9.3(h) of the Credit Agreement. Section 9.3(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "(h) Investments in wholly-owned Subsidiaries of any Borrower; provided, that each such Subsidiary shall have (i) either
          (A) become a borrower under the Credit Agreement and the other Loan Documents or (B) guaranteed the prompt payment and performance of all of the Obligations pursuant to a guaranty in form and substance satisfactory to the Majority Banks and (ii) granted to the Agent on behalf of the Banks a valid and perfected security interest in and lien on all of the assets and properties of such Subsidiary pursuant to a security agreement in form and substance satisfactory to the Majority Banks; and provided, further, that the aggregate Dollar amount of all Investments by the Borrowers in all such Subsidiaries by the Borrowers shall not exceed $3,000,000 in the aggregate (other than Investments permitted under Section 9.3(i))."


          (j) Amendment to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended by adding the following new subsection
(i) thereto:

                    "(i) Investments by Xomed in MFC as evidenced by the Indebtedness permitted under Section 9.1(k) hereof."


          (k) Amendment to Section 9.5(b) of the Credit Agreement. Section 9.5(b) of the Credit Agreement is hereby amended by adding the following at the end of such subsection:

                    "and other than the sale or assignment from time to time, subject to the liens and security interests granted in favor of the Agent, by Xomed to MFC or MFC to Xomed of Accounts Receivable and other amounts receivable arising from Xomed's business."


          (l) Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended by adding the following as a new Section 9.16 thereto to read as follows:

                     "Section 9.16. Amendment of Receivable Servicing Agreement. Without the prior written consent of the Majority Banks, no Borrower shall cause or permit or consent to any material amendment or modification of any term or condition of the Receivable Servicing Agreement."





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

          (m) Amendment to Section 20(a) of the Credit Agreement. Section 20(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "(a) if to the Borrowers, c/o Xomed Surgical Products, Inc., 6743 Southpoint Drive North, Jacksonville, Florida 32216, Attention:
          Thomas Timbie, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;"


           Section 6. Additional Covenants. Without any prejudice or impairment whatsoever to any of the Banks' and/or Agent's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Revolving Credit Notes or in any of the other Loan Documents, the Borrowers additionally covenant and agree with the Banks and Agent as follows:


               (a) The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

               (b) The Borrowers will not effect or cause any amendment or modification of the Receivable Servicing Agreement in any material respect without the prior written consent of the Majority Banks.


               (c) On or before March 31, 1997, the Borrowers shall file their fiscal year 1995 tax returns and provide evidence of such filing to the Agent.


               (d) The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent and/or Banks may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Agreement, the Revolving Credit Notes and the other Loan Documents.

           Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and conditions of this Section 6 or any other provisions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.


           Section 7. Expenses. The Borrowers agree to pay to the Agent and the Banks upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements) incurred or sustained by the Agent and/or Banks in connection with the preparation of this
Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent and/or Banks in connection with the administration of credit extended by the Banks and the Agent to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Credit Agreement, the Revolving Credit Notes or the other Loan Documents or in respect of any of the Borrowers' other obligations to the Banks and/or the Agent.




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


           Section 8. Miscellaneous Provisions.


               (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.


               (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.


               (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                        XOMED SURGICAL PRODUCTS, INC.



                                        By: /s/ Thomas E. Timbie
                                             Its Vice President & CFO

                                        MEROCEL CORPORATION



                                        By: /s/ Thomas E. Timbie
                                              Its Treasurer

                                        XOMED, INC.



                                        By: /s/ Thomas E. Timbie
                                              Its Treasurer








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                                        XOMED-TREACE, P.R. INC.



                                        By: /s/ Thomas E. Timbie
                                              Its Treasurer

                                        TREBAY MEDICAL CORPORATION



                                         By: /s/ Thomas E. Timbie
                                               Its Treasurer

                                         BANK OF BOSTON CONNECTICUT,
                                          Individually and as Agent



                                          By:_____________________________
                                                Garth J. Collins
                                                Its:  Vice President



The undersigned Guarantors acknowledge and accept the foregoing and ratify and confirm their obligations under their
Unlimited Guaranties:


MEROCEL FOREIGN SALES CORP.



By: /s/ Thomas E. Timbie
      Its Treasurer


XOMED INTERNATIONAL, INC.



By: /s/ Thomas E. Timbie
      Its Treasurer




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XOMED CANADA, INC.



By: /s/ Thomas E. Timbie
      Its Treasurer


XOMED AUSTRALIA PTY LIMITED



By: /s/ Thomas E. Timbie
      Its Treasurer


XOMED U.K. LTD.



By: /s/ Thomas E. Timbie
      Its Treasurer


XOMED FRANCE, S.A.



By: /s/ Thomas E. Timbie
      Its Treasurer


XOMED DEUTSCHLAND, GMBH



By: /s/ Thomas E. Timbie
      Its Treasurer




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                                  Schedule 7.2
                                  ------------


                               Ownership Interests